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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 2000, included in USG Corporation's Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.




/s/  Arthur Andersen LLP
------------------------
Arthur Andersen LLP


Chicago, Illinois
November  20, 2000